1 1 FBR Presentation December 2, 2008 Exhibit 99.1

Safe Harbor
• WHEN USED IN THIS CONFERENCE, THE WORDS “BELIEVES”, “ANTICIPATES”, “EXPECTS”
AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD LOOKING
STATEMENTS.
• SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD
CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY.
• THE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR ANNUAL REPORT ON FORM 10K-
A FOR FISCAL 2007; PARTICULARLY THE SECTION TITLED RISK FACTORS. VIEWERS ARE
CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING
STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF.
• THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY OF THESE FORWARD
LOOKING STATEMENTS OR TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS TO
FORWARD LOOKING STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR
CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF
UNANTICIPATED EVENTS. EXCEPT AS MAY BE REQUIRED BY LAW.

Resource America, Inc. Overview
Resource America, Inc. (“RAI” NASDAQ: REXI)
is a specialized asset management
company that specializes in the commercial finance, real estate and financial fund management sectors.
Assets Under Management*: $18.0 Billion
Public Offering 1996
Market Capitalization: $74 Million (as of 11/28/08)
Shares Outstanding*: 17,595,934
Number of Employees*: 799
Office Locations: New York, Philadelphia,
London, Los Angeles
* As of 9/30/2008

Asset Managers
• Commercial Finance
• $1.6 Billion AUM*
• Grown to be the third largest
non-bank leasing company in
the U.S.
• Recently received new
financing for its funds
• Distressed Real Estate,
Multifamily Properties and
Commercial Mortgages
• $1.7 Billion AUM*
• Recently deployed $71 Million
into distressed real estate
primarily under a $500 Million
institutional JV that it manages
• Manage 15,758 multi units
including 9,800 through its own
property mgmt. platform
• Financial Fund Management
• $14.7 Billion AUM*
• Continues to be a stable source
of management fees
• Continue to take advantage of
opportunities to utilize our
professionals and platform
LEAF
RFFM
Asset Manager
Resource Real Estate
As of 9/30/2008

Business Overview
Resource America, Inc. has transformed itself from a company managing assets for its own account to a specialized asset manager.
• Focused on three business lines - Commercial Finance, Real Estate, and
Financial Fund Management
Seasoned management teams in each of our business lines
• Distinct Fund-Raising Ability - Robust distribution network and channels
Have grown this network over many years with strong relationships, high barriers to entry
• Solid Asset Management Platform - Long-Term Contracts to Manage Assets
Irrespective of the recession, still collecting fees on our businesses
• Value of Management Contracts
We believe RFFM management contracts not carried on our B/S are worth $50–
80 Million, under significant discount scenarios

REXI’s Fundamental Business Process
Throughout all of our businesses we have the same fundamental business platform.  Resource America, Inc. acts as the:
• Originator of specialized assets
• Underwriter of these assets
• Servicer of these assets
• Investment manager of these assets
We create value by making solid investments with capital and leveraging these investments with:
• Up-front fees
• Recurring management fees
• Capital appreciation

Where we are today – justified or not?
• As of 11/28/08 REXI stock price closed at $4.20 per share
• Book Value Per Share at 6/30/08 - $8.91
• Earnings Power directly tied to our:
Long-term management contracts
New fundraising
Cost cutting
Controlling new product marketing costs
• Ability to Raise New Capital – Possible in this environment?
• Long Term Fees - What are they worth? Are they sustainable or do they go away?

Earnings Power
• Focused on increasing operating margins for each asset manager
• G&A Cuts
LEAF – Annualized reduction of approximately $8.0 Million for Calendar Year 2009
Corporate and other Managers - Annualized reduction of $9.0 Million for Calendar
Year 2009
• Stability of Fees
Expected Fee contribution by Manager for 2009:
•
LEAF - $30.0 Million*
•
RRE - $11.2 Million*
•
RFFM - $23.1 Million
*Includes acquisition fees

REXI’s Distinct Fund-Raising Ability
Resource America has a stronghold on its retail channel which has taken years to build. This network has large economies of scale and scope with high barriers to entry.
• This channel is utilized by all the asset management business lines
• The relationships are very valuable and entail over 30,000 representatives
LEAF
Total Amount Raised ($ Millions)
Resource Real Estate Investors
Total Amount Raised ($ Millions)
*Expected Raise
$0
$10
$20
$30
$40
$50
$60
RRE
Investors
RRE
Investors II
RRE
Investors III
RRE
Investors IV
RRE
Investors V
RRE
Investors VI
RRE
Investors
VII*
$0
$50
$100
$150
$200
$250
LEAF LEAF II LEAF III LEAF 4*

Ability to raise capital in this environment
LEAF
• LEAF raised $66.4 Million during fiscal 2008 through April
• Since launching LEAF 4 and LCFF in September 2008, LEAF raised
$38.2 Million to date
Resource Real Estate
• RRE raised $42.3 Million through 6/30/08 to close out its sixth fund
• Most recent fund, RREI VII, has raised $16.3 Million since July 2008

11 Projected equity raise in FY 2009 0 10 20 30 40 50 60 70 80 90 1Q '09 2Q '09 3Q '09 4Q '09 $106.8 LEAF $65.0 RRE $25.0 Retail Distressed RE Fund $140.0 Total $336.8 Institutional Distressed RE Fund

LEAF Financial Corporation
LEAF Financial Corporation is a commercial finance and equipment leasing company, whose business model is to originate small ticket equipment leases by reaching the small to mid-sized business market. After origination, LEAF manages the leases for its own account, institutions and individual investors through investment partnerships and other investment vehicles.
•These leases span a wide variety of industries and are specifically designed for technology, healthcare, agriculture, waste management and general businesses nationwide
•The average lease size is $35,000 with an average term of approximately four years.
•Seasoned management team has worked together for the past 20 years with over 100 years of collective experience.
•REXI has invested $53 Million in LEAF.  Our business model is unique, a typical company of this size has at least $200 Million of equity invested, whereas REXI has invested significantly less.

LEAF Corporate Structure
LEAF I
$17MM
GP: $835K
433 LPs
LEAF II
$60MM
GP: $879K
1,432 LPs
LEAF III
$120MM
GP: $1MM
2,539 LPs
LEAF 4
$200MM*
GP: $1MM Min.
LCFF
(Reg D)
$25MM*
Parent Company and General Partner
Originations
*Expected raise

Resource Real Estate, Inc.
RRE invests in and manages real estate investment vehicles and operates the
Company’s commercial real estate debt platform. It offers investment programs that acquire stable income-generating multifamily real estate assets throughout the U.S that provide tax-advantaged cash flows to investors.
•With over 300 people involved in acquisitions, finance, lending, asset and property management and a $500 Million distressed real estate JV, RRE is strongly positioned to take advantage of dislocations in the U.S. commercial real estate market.
•RRE’s investment programs for stabilized multifamily properties invest throughout the U.S in areas with solid demographic and real estate fundamentals.
•Distressed investment opportunities are being sourced through a variety of channels, including the deep banking relationships forged through RFFM’s activities.

Resource Real Estate, Inc.
Independent Broker
Dealers
Institutional JV
Partners
Multifamily Funds
Distressed
CRE Funds
CRE Mortgages
REIT Investors
NYSE: RSO
Capital Sources
Funds and Asset
Types
Property Mgmt
Asset
Mgmt
Portfolio
Mgmt
RRE
Management
Commercial Real Estate Assets

Resource Financial Fund Management
Resource Financial Fund Management, Inc. (RFFM) conducts RAI's financial fund management business through Apidos Capital Management, LLC, Trapeza
Capital Management, LLC (a joint venture with a third party), Resource
Financial Institutions Group, Inc. and Ischus Capital Management, LLC. RFFM is
a leader in underwriting diverse credit and financial products.
•We are continuing to take advantage of opportunities in the market where we can utilize our asset management professionals and platform to manage additional assets with minimal / no equity exposure.
•RFFM continues to be a stable source of management fees and produced approximately $20 Million of fees during the first nine months of 2008.
•Seasoned management team with over 110 years of collective experience.

Resource Financial Fund Management
Resource Financial Fund
Management
Ischus Capital
(MBS/ABS)
9 Funds, $5.6 billion under
management
Trapeza Capital
(Bank Trust Preferred)
13 Funds, $4.8 billion under
management
Apidos Capital
(Bank Loans)
12 Funds, $3.8 billion under
management
Resource Europe
Management
(Bank Loans)
1 Fund, $404 million under
management
As of 9/30/08

Long-term Contracts to Manage Assets
Most of our funds exceed seven years. Many funds include a reinvestment period before scheduled note prepayments begin.
• LEAF – Reinvestment period lasts 5 years, expected life an additional 3-4 years
• RRE – Funds have an average expected life of 7 years
• RFFM – Reinvestment period ranges from 4-7 years, expected life an additional 4-5 years*
* Funds secured by trust-preferred assets could extend an additional 10-20 years

Executive Summary
• 2008 was disappointing as the market shifted, but we expect 2009 to be more fruitful.
• We expect to continue to right-size our business throughout 2009, with a focus on increasing profit margins.
• Our business lines can and are raising capital through our extensive retail network, which has taken years to cultivate and build.
• Our asset management businesses are solid with long-term contracts that will continue to produce fee streams for years.
• The valuation of our long-term asset management fee contracts ($50-80
Million) are robust even when stress tested.
• We will be patient until healthy market valuations return for our commercial finance and asset management businesses.